UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 21, 2012

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On August 23, 2012, School Specialty, Inc. announced its fiscal 2013 first quarter results.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.

Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Shareholders of School Specialty, Inc. (the “Company”) was held on August 21, 2012 at 8:30 am Central Time, at the Company’s executive offices, located at W6316 Design Drive, Greenville, Wisconsin.  The following tables reflect the certified tabulation of the votes with respect to each proposal submitted to a vote of the Company’s shareholders at the 2012 Annual Meeting.  Abstentions were counted as present for the purpose of establishing a quorum, but were not treated as votes cast on each respective proposal.

1.	PROPOSAL I: ELECTION OF DIRECTORS

To elect the director nominated by the Board of Directors of School Specialty, Inc. to serve until the 2014 Annual Meeting of Shareholders as a Class I director and the two directors nominated by the Board of Directors to serve until the 2015 Annual Meeting of Shareholders as Class II Directors.  The Class I Nominee who received a plurality of the properly cast votes was Michael P. Lavelle, who was thereby elected as a Class I Director.  The Class II Nominees who received a plurality of the properly cast votes were David J. Vander Zanden and Jacqueline F. Woods, who were thereby elected as a Class II Directors.  The tabulation of the certified results of the voting was as follows:

Nominee	For	Authority Withheld	Broker Non-Vote
Michael P. Lavelle	13,109,339	66,829	3,730,313
David J. Vander Zanden	11,354,157	1,822,011	3,730,313
Jacqueline F. Woods	13,089,340	86,828	3,730,313

2.	PROPOSAL II: APPROVAL OF AMENDED AND RESTATED SCHOOL SPECIALTY, INC. INCENTIVE BONUS PLAN

For	Against	Abstain	Broker Non-Votes
13,045,686	128,421	2,061	3,730,313

3.	PROPOSAL III: ADVISORY VOTE ON THE COMPENSATION OF SCHOOL SPECIALTY, INC.’S NAMES EXECUTIVE OFFICERS

For	Against	Abstain	Broker Non-Votes
12,893,946	116,238	165,984	3,730,313

4.	PROPOSAL IV: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

To ratify the appointment of Deloitte & Touche LLP as School Specialty, Inc.’s independent registered public accounting firm for fiscal 2013.

For	Against	Abstain	Broker Non-Votes
16,724,831	161,738	19,912	--

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of School Specialty, Inc. dated August 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: August 23, 2012	By: /s/ David N. Vander Ploeg
David N. Vander Ploeg Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of School Specialty, Inc. dated August 23, 2012

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